UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 630-6357

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

Amendment to Put/Call Option and Consent Agreement

On October 16, 2020, AdaptHealth Corp., a Delaware corporation (the “Company”), and AdaptHealth Holdings LLC, a Delaware limited liability company (“AdaptHealth Holdings”), entered into an Amendment to the Put/Call Option and Consent Agreement (the “Amendment”) with BlueMountain Foinaven Master Fund L.P., a Delaware limited partnership, BMSB L.P., a Delaware limited partnership, BlueMountain Fursan Fund L.P., a Delaware limited partnership, and BlueMountain Summit Opportunities Fund II (US) L.P., a Delaware limited partnership (collectively, the “Option Parties”), that amends that certain Put/Call Option and Consent Agreement, dated May 25, 2020 (the “Put/Call Agreement”), by and among the Company, AdaptHealth Holdings and the Option Parties, pursuant to which certain put and call rights were granted to the parties with respect to shares of Class A Common Stock, par value $0.0001 per share, of the Company, shares of Class B Common Stock, par value $0.0001 per share, of the Company and Common Units of AdaptHealth Holdings held by the Option Parties.

Pursuant to the Amendment, the Option Period (as defined in the Put/Call Agreement) was extended from October 31, 2020 to December 31, 2020.

The foregoing summary of the Amendment is qualified in its entirety by the full text thereof, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under the heading “Amendment to Put/Call Option and Consent Agreement” in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment to Put/Call Option and Consent Agreement, dated as of October 16, 2020, by and among the Company, AdaptHealth Holdings LLC, BlueMountain Foinaven Master Fund L.P., BMSB L.P., BlueMountain Fursan Fund L.P. and BlueMountain Summit Opportunities Fund II (US) L.P.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2020

ADAPTHEALTH CORP.

By:	/s/ Jason Clemens
Name: Jason Clemens
Title: Chief Financial Officer